RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OCWEN FEDERAL BANK FSB, a federal savings bank (the "Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee") under a trust agreement dated as of January 1, 2000 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

         WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to various servicing agreements (the "Original Servicing Agreements") between Lehman Capital and the Servicer and the parties wish to consolidate the servicing of the Serviced Mortgage Loans under the Flow Servicing Agreement (as defined below) as reconstituted by this Agreement.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Flow Servicing Agreement (as defined below) shall apply to the Mortgage Loans only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Directing Holder is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Residential Flow Servicing Agreement, dated as of August 1, 1999, between Lehman Capital and the Servicer for the servicing of performing and non-performing residential mortgage loans and REO Properties (the "Flow Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the trust fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the "Owner" (as defined in the Flow Servicing Agreement) to enforce the obligations of the Servicer under the Flow Servicing Agreement and the term "Owner" as used in the Flow Servicing Agreement shall refer to the Master Servicer or the Trustee as the context requires. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in a Servicer Event of Default, as provided in Article X of the Flow Servicing Agreement.

         4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         6. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a "Reconstitution Agreement", and that the date hereof is the "Reconstitution Date", each as defined in the Flow Servicing Agreement. Accordingly, the parties hereto agree that the Original Servicing Agreements shall have no force and effect with respect to the Serviced Mortgage Loans on or after the Reconstitution Date other than obligations and rights accruing prior to such date and except to the extent provided in this Agreement.

         9. Notices and Remittances to the Master Servicer and Trustee. All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attn:  Master Servicing Department, ARC 2000-BC1

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  # 13633800, ARC 2000-BC1

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  First Union National Bank
                  401 S. Tryon Street - N.C. 1179
                  Charlotte, North Carolina  28288-1179
                  Attention:    Structured Finance Trust Services
                  Telephone:    (704) 383-9568
                  Facsimile:    (704) 383-6039

         10. Errors and Omissions Insurance. The Servicer shall keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Servicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a certificate of insurance evidencing such bond and insurance policy upon request by the Master Servicer.

         Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                            LEHMAN BROTHERS HOLDINGS INC.



                                       By:    /s/ Stanley Labanowski
                                           ---------------------------------
                                            Name:   Stanley Labanowski
                                            Title:  Vice President


                                       OCWEN FEDERAL BANK FSB



                                       By:    /s/ Ronald M. Faris
                                           ---------------------------------
                                            Name:   Ronald M. Faris
                                            Title:  Executive Vice President

                                   EXHIBIT A

                 Modifications to the Flow Servicing Agreement


1. The definition of "Collection Account" in Article I is hereby amended by deleting the words "in trust for Lehman Capital, a Division of Lehman Brothers Holdings Inc. and its successors and assigns" and substituting the following words: "in trust for Norwest Bank Minnesota, National Association, as master servicer for the ARC 2000-BC1 Trust."

2. The definition of "Collection Period" in Article I is hereby amended in its entirety to read as follows:

          "Collection Period" means with respect to each Distribution Date, the period commencing on the second day of the month immediately preceding the month of the Distribution Date and ending on the first day of the month of such Distribution Date.

3. A new definition of "Custodial Agreements" is added to Article I immediately following the definition of "Current Servicer" to read as follows:

          "Custodial Agreements": The custodial agreements relating to the custody of the Serviced Mortgage Loans among (i) Bankers Trust of California, N.A., as Custodian, the Trustee and Structured Asset Securities Corporation (the "Depositor"), (ii) Chase Bank of Texas, N.A., as custodian, the Trustee and the Depositor and (iii) U.S. Bank Trust National Association, as custodian, the Trustee and the Depositor.

4. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          "Custodian" means either Bankers Trust of California, N.A., Chase Bank of Texas, National Association or U.S. Bank Trust National Association, as the context requires.

5. The definition of "Distribution Date" in Article I is hereby amended in its entirety to read as follows:

          "Distribution Date" means the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

6. The definition of "Escrow Accounts" in Article I is hereby amended by deleting the words "for Lehman Capital, a Division of Lehman Brothers Holdings Inc. and its successors and assigns" and replacing them with the following words: "for Norwest Bank Minnesota, National Association, as Master Servicer for the ARC 2000-BC1 Trust".

7. The definition of "Eligible Account" in Article I is hereby amended in its entirety to read as follows:

          "Eligible Account:" An account maintained by either (i) a depository institution the accounts of which are insured by the FDIC and the debt obligations of which are rated "AA" or better by S&P, Duff & Phelps, Moody's or Fitch or (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by either of Fitch or Duff & Phelps and S&P or Moody's.

8. A new definition of "Monthly Advance" is added to Article I immediately following the definition of "Missing Document Report" to read as follows:

          Monthly Advance: means with respect to each Distribution Date and each Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Loan, and that (i) was delinquent at the close of business on the first day of the month in which such Distribution Date occurs and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Servicer which may support such determinations.


9. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by inserting the words (i) "voluntary (not including discounted payoffs)" between the words "a" and "principal" in the second line thereof.

10. A new definition of "Prime Rate" is added to Article I immediately following the definition of "Prepayment Interest Shortfall Amount" to read as follows":

          "Prime Rate" means the prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

11. The definition of "Servicing Advances" in Article I is hereby amended in its entirety to read as follows:

          "Servicing Advances" means all customary, reasonable and necessary "out-of-pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Servicer in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, (a) Property Protection Expenses, Escrow Payments, Property Improvement Expenses and (b) any enforcement or administrative or judicial proceedings, including foreclosures.

12. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

          "Servicing Fee" means an amount equal to one twelfth the product of
          (a) a rate per annum equal to 0.50% and (b) the outstanding principal balance of the Loan. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement.

13. The parties hereto acknowledge that Section 2.1 (Transfer of Servicing Files to Servicer) of the Flow Servicing Agreement shall be inapplicable to this Reconstitution Agreement.

14.  The parties hereto acknowledge that to the extent that the provisions of
     Section 2.2 (Release of Loan Documents) are inconsistent with the provisions of the Custodial Agreements relating to the Serviced Mortgage Loans, the provisions of the Custodial Agreements shall govern.

15. Section 2.3(b) is hereby amended by deleting the word "and" at the end of clause (iv), deleting the period at the end of clause (v) and replacing it with a semi-colon followed by the word "and" and a semicolon; and by adding a new clause (vi) to read as follows:

          (vi) any Prepayment Interest Shortfall Amount.

16. A new Section 5.5 is added to the Flow Servicing Agreement to read as follows:

          Section 5.6 Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 2001, the Servicer, at its own expense, will deliver to the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

17. Section 6.2 (Remittances and Monthly Report) is hereby amended as follows:

          (1) paragraph (b) shall be deleted in its entirety and replaced with the following new paragraph (b):


               (b) to make payments to the Master Servicer in the amounts and in the manner provided by Section 6.6.


          (2) the word "Owner" in paragraph (d) shall be replaced by the words "Trust Fund" and the parenthetical in such paragraph "(as set forth in Section 6.4 below)" shall be inapplicable.


          (3)  a new paragraph (e) shall be added to read as follows:


               (e) to reimburse the Servicer for Monthly Advances of the Servicer's funds made pursuant to Section 6.8, it being understood that, in the case of any such reimbursement, the Servicer's rights thereto shall be prior to the rights of the Trust Fund.


18. Section 6.3 (Remittance Upon Termination) is hereby amended by restating paragraph (c) of such Section as follows:

               (c) to reimburse itself for all unpaid Servicing Fees, Monthly Advances and Servicing Advances, it being understood that the Servicer's rights to such reimbursement shall be prior to the rights of the Trust Fund.


19. The parties hereto acknowledge that Section 6.4 (Billing) shall be inapplicable to this Reconstitution Agreement.

20. The parties hereto acknowledge that Section 6.5 (Missing Document Report) shall be superseded by the provisions of the Custodial Agreements.

21. New Sections 6.6, 6.7 and 6.8 are hereby added to the Flow Servicing Agreement to read as follows:

          Section 6.6. Remittances.

               On each Distribution Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Collection Account as of the close of business on the last day of the related Collection Period (net of charges against or withdrawals from the Collection Account pursuant to Section 6.3), plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 6.8, minus (c) any amounts attributable to principal prepayments, Liquidation Proceeds, insurance proceeds, condemnation proceeds or REO disposition proceeds received after the applicable Collection Period, which amounts shall be remitted on the following Distribution Date, together with any additional interest required to be deposited in the Collection Account in connection with such Principal Prepayment Interest Shortfall Amount in accordance with Section 2.3(b)(vi), and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Distribution Date occurs, which amounts shall be remitted on the Distribution Date next succeeding the Collection Period for such amounts.

               With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Collection Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Distribution Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

               All remittances required to be made to the Master Servicer shall be made to the following wire account:

          Norwest Bank Minnesota, National Association
          Minneapolis, Minnesota
          ABA #:  3970771416
          Account Name:  Corporate Trust Clearing
          Account Number:  3970771416
          For further credit to: 13633800, ARC 2000-BC1

          Section 6.7   Statements to Master Servicer.


               Not later than the fourteenth calendar day (or if such fourteenth calendar day is not a Business Day, the immediately succeeding Business Day) of each month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice containing such information in the form of FNMA form 2010 or such other form as shall be required by the FNMA Guides or by the Master Servicer as to the accompanying remittance and the period ending on the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

               Such monthly remittance advice shall also include on a cumulative basis the amount of any (i) claims filed, (ii) claim payments made and (iii) claims denied with respect to those Serviced Mortgage Loans covered by loan-level primary mortgage insurance policies provided by PMI Mortgage Insurance Co. or any other provider of primary mortgage insurance purchased by the Trust (collectively, the "PMI Policies").

               In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2000, the Servicer shall furnish to each Person who was an owner of a Serviced Mortgage Loan at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of such owner as to the aggregate of remittances for the applicable portion of such year.

               Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

               The Servicer shall provide the Master Servicer with such information available to it concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

          Section 6.8   Monthly Advances by Servicer.


               The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including insurance proceeds and condemnation proceeds) with respect to the related Loans.

22.  A new paragraph is hereby added at the end of Section 7.1
     (Representations and Warranties) to read as follows:

               It is understood and agreed that the representations and warranties set forth in Section 7.1 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 7.1 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 10.4.

               In addition, the Servicer shall indemnify the Trustee and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section
          7.1 constitute the sole remedies of the Master Servicer and the Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in
          Section 7.2 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

23. The parties hereto acknowledge that the remedies set forth in Section 10.1(b) may be exercised by either the Master Servicer or Trustee on behalf of the Trust.

24. A new paragraph is hereby added as the final paragraph of Section 10.1 to read as follows:

               By a written notice, the Trustee and the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default under Section 9.1 arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

25. The parties hereto acknowledge that the prior written approval of "Owner" in Section 10.2 refers to both the prior written approval of the Master Servicer and the Depositor.

26.  Section 10.1(c) is hereby amended in its entirety to read as follows:

               (c) At the sole discretion of the Directing Holder, the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail. The Servicer shall comply with the termination procedures set forth in Section
          10.4 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 10.1(c). In the event of a termination pursuant to this Section 10.1(c), the Directing Holder shall pay to the Servicer a sum, as liquidated damages, equal to the product of (a) two, (b) the annual servicing fee rate, and (c) the aggregate unpaid principal balance of the Loans for which this Agreement is going to be terminated as of the last day of the month following receipt of such notice of termination.

27. A new Section 12.10 (Intended Third Party Beneficiaries) is added to the Flow Servicing Agreement to read as follows:

               Section 12.10 Intended Third Party Beneficiaries.


               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Directing Holder as if they were parties to this Agreement, and the Master Servicer and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

28. A new paragraph is hereby added to Section 10.4 immediately preceding the existing paragraph of Section 10.4, to read as follows:

               Within 90 days of the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 10.1(b) or 10.3, the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights (other than those rights provided in 10.1(d)), duties and obligations under this Agreement (provided that the Master Servicer shall immediately assume the obligation of the Servicer to make Monthly Advances pursuant to Section 6.8 effective with such termination of the Servicer), or (ii) appoint a successor meeting the eligibility requirements of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to Section 10.1(c), the Directing Holder shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Depositor and each Rating Agency (as such term is defined in the Trust Agreement). Each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In addition, with respect to any FHA Loans serviced hereunder, the Servicer shall provide notice of such change in servicers to HUD on HUD Form 92080 or such other form as prescribed by HUD, at least 10 days after such transfer of servicing. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.4 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 10.1 and the remedies available to the Trustee under
          Section 7.1, it being understood and agreed that the provisions of such Section 7.1 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Collection Account or any Escrow Account or thereafter received with respect to the Loans. In the event the Servicer is terminated pursuant to
          Section 10.1(c), the Directing Holder shall be responsible for payment of any out-of-pocket costs incurred by the Servicer in connection with the transfer of the Serviced Mortgage Loans to a successor servicer.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
          Section 7.1 and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 10.1 or 10.3 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver promptly to the successor Servicer the funds in the Collection Account and Escrow Account and all Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.